SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): May 12, 1999
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                                   KTI, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)


              33-85234                                    22-2665282
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     (Commission File Number)                 (IRS Employer Identification No.)

                                 (201) 854-7777
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

     On May 12, 1999, the Registrant entered into an amendment to the Agreement and Plan of Merger with Casella Waste Systems, Inc. ("Casella"), a Delaware corporation, and Rutland Acquisition Sub, Inc., a New Jersey corporation. Pursuant to the amendment, the exchange ratio reduced to 0.59 shares of Casella's Class A common stock for each share of the Registrant's common stock. The Registrant also amended the terms of the stock option agreement with Casella.

     The Registrant issued a press release dated May 13, 1999, describing the amendment to the merger agreement.

Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

Exhibit No.    Description
-----------    -----------

  99.1         Press Release of the Registrant, dated May 13, 1999
  99.2         Amendment No. 1 to Agreement and Plan of Merger
  99.3         Amendment No. 1 to Stock Option Agreement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     May 17, 1999                  KTI, INC.
                                        (Registrant)


                                        By:  /s/ Martin J. Sergi
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                                             Martin J. Sergi
                                             President